 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2015 (January 21, 2015)

SITESTAR CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	333-06718	88-0397234
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7109 Timberlake Road, Lynchburg, VA  24502

(Address of Principal Executive Offices) (Zip Code)

(434) 239-4272

Registrant’s telephone number, including area code

________N/A_________

 (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ x ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 21, 2015, the registrant, Sitestar Corporation (“SiteStar”), issued a press release commenting on the attempt by Jeffrey I. Moore, Julia H. Moore, Jay B. Moore, William T. May, M & M Investments, Arquitos Capital Partners, LP, Arquitos Capital Management, LLC, Steven L. Kiel, Alesia Value Fund LLC, Alesia Asset Management LLC, Christopher Olin and Jeremy K. Gold (collectively, the “Moore Shareholder Group”) to remove a majority of the members of the Board of Directors of Sitestar in connection with the special meeting of Sitestar stockholders the Moore Shareholder Group is seeking to have called for such purpose.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Sitestar Press Release dated January 21, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 22, 2015	Sitestar Corporation

	By:	/s/Frank Erhartic, Jr.
Frank Erhartic, Jr.
President and CEO